Exhibit 99.1

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334)613-4034
(334)613-4500

ALFA CORPORATION REPORTS RECORD 2005 RESULTS

Montgomery, Alabama (February 15, 2006) — Alfa Corporation (Nasdaq/NM:ALFA) today announced record financial results for the year ended December 31, 2005. Operating income for the year was a record $95,100,686, or $1.18 per diluted share, compared with operating income of $84,863,334, or $1.05 per diluted share for 2004, an increase of 11.8% on a per share basis. Included in 2005 results is the recognition of a deferred tax asset and subsequent charge to net income for the change in this deferred tax asset, arising from the creation of Alfa Benefits Corporation in 1999. The impact to income for this correction is $1,595,506 or $0.02 per share. Excluding this nonrecurring item operating income was $96,696,192 or $1.20 per diluted share for 2005. Net income, which includes net realized investment gains, was a record $99,033,753, or $1.23 per diluted share for 2005, compared with $89,444,959, or $1.11 per diluted share in 2004, a per share increase of 10.4%. Premiums and policy charges for 2005 increased 13.7% to $633,072,049.

Operating income for the fourth quarter of 2005 was $22,704,120, or $0.28 per diluted share, compared with fourth quarter 2004 operating income of $21,479,250, or $0.27 per diluted share. After net realized investment gains, net income for the fourth quarter of 2005 was $23,805,346, or $0.29 per diluted share, compared with $22,681,694, or $0.28 per diluted share, in the prior-year period. Premium revenue for the final three months of 2005 increased 15.7% to $162,908,090.

Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, “In a year of significant challenges for the insurance industry, we are very pleased with our company’s accomplishments in 2005. Our employees once again rose to the highest levels of performance when, for a second time in as many years, they were faced with the overwhelming task of servicing tens of thousands of Alfa customers whose lives were forever changed by a single force of nature. Their efforts helped generate strong financial performance, producing another year of record earnings. Also, the addition of our two newest companies, Alfa Vision Insurance and Alfa Virginia Mutual, to our inter-company pooling arrangement had a significant positive impact on our top line growth. We are proud of the many successes we achieved during the year, including advances in technology, new product offerings and geographical expansion.

“As the new year unfolds, we are excited about what the future holds for our companies. Our emphasis in 2006 will remain on developing our people, building sound relationships, improving our service, and producing solid financial performance.”

Alfa Corporation will host a conference call today at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 1-800-289-0518, or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the Nasdaq Stock Market’s National Market under the symbol ALFA.

The associated investor supplement package for the fourth quarter ended December 31, 2005, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/4q05fsx.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

-MORE-

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

						(Unaudited)
	Years Ended December 31,			Statistics		Three Months Ended December 31,			Statistics
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
Revenues
Premiums - Property and Casualty Insurance	556,438,727	485,534,231	14.60			143,872,916	122,642,041	17.31
Premiums - Life Insurance	41,134,144	37,134,465	10.77			10,260,406	9,752,897	5.20
Policy Charges -Life Insurance	35,499,178	34,089,930	4.13			8,774,768	8,412,761	4.30
Net Investment Income	94,931,739	89,361,003	6.23			24,421,647	22,472,784	8.67
Other Income	22,849,897	8,123,307	181.29			5,642,746	1,824,564	209.27

Total Revenues	750,853,685	654,242,936	14.77			192,972,483	165,105,047	16.88

Benefits and Expenses
Benefits & Settlement Expenses	432,856,310	390,061,548	10.97	57.65	59.62	109,578,448	98,830,281	10.88	56.78	59.86
Dividends to Policyholders	4,009,119	3,873,932	3.49	0.53	0.59	1,063,724	1,018,655	4.42	0.55	0.62
Amortization of Deferred Policy Acquisition Costs	108,723,470	90,454,509	20.20	14.48	13.83	26,725,516	20,341,056	31.39	13.85	12.32
Other Operating Expenses	73,453,925	56,272,154	30.53	9.78	8.60	22,768,806	17,709,415	28.57	11.80	10.73

Total Expenses	619,042,824	540,662,143	14.50	82.45	82.64	160,136,494	137,899,407	16.13	82.98	83.52

Income Before Provision for Income Taxes	131,810,861	113,580,793	16.05	17.55	17.36	32,835,989	27,205,640	20.70	17.02	16.48
Provision For Income Taxes	36,710,175	28,717,459	27.83	27.85	25.28	10,131,869	5,726,390	76.93	30.86	21.05

Operating Income	95,100,686	84,863,334	12.06			22,704,120	21,479,250	5.70
Realized Investment Gains, Net of Tax	3,933,067	4,581,625	(14.16)			1,101,226	1,202,444	(8.42)

Net Income	99,033,753	89,444,959	10.72			23,805,346	22,681,694	4.95

Operating Income Per Share - Basic	1.19	1.06	11.84			0.28	0.27	5.19

Operating Income Per Share - Diluted	1.18	1.05	11.75			0.28	0.27	4.99

Net Income Per Share - Basic	1.24	1.12	10.50			0.30	0.28	4.45

Net Income Per Share - Diluted	1.23	1.11	10.41			0.29	0.28	4.24

Dividends Per Share	0.3875	0.3425	13.14			0.1000	0.0875	14.29

Average Shares Outstanding - Basic	80,141,068	79,984,651	0.20			80,215,641	79,829,520	0.48

Average Shares Outstanding - Diluted	80,712,923	80,489,502	0.28			80,904,931	80,356,539	0.68

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

ALFA CORPORATION

CONSOLIDATED BALANCE SHEETS

	December 31,		% Change
	2005	2004
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $93,578 in 2005 and $123,935 in 2004)	$88,330	$114,708	-23.00%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,394,823,078 in 2005 and $1,305,288,027 in 2004)	1,419,708,095	1,354,507,490	4.81%
Equity Securities Available for Sale, at fair value (cost $96,668,040 in 2005 and $83,445,562 in 2004)	107,020,104	99,701,250	7.34%
Policy Loans	62,101,204	58,476,569	6.20%
Collateral Loans	124,667,449	110,792,974	12.52%
Commercial Leases	2,515,084	4,831,363	-47.94%
Other Long-Term Investments	61,961,072	66,855,805	-7.32%
Other Long-Term Investments in Affiliates	138,457,224	77,942,989	77.64%
Short-Term Investments	84,861,880	80,988,969	4.78%

Total Investments	2,001,380,442	1,854,212,117	7.94%
Cash	37,228,639	20,052,493	85.66%
Accrued Investment Income	16,912,488	16,726,050	1.11%
Accounts Receivable	72,622,465	50,447,800	43.96%
Reinsurance Balances Receivable	6,648,204	5,279,560	25.92%
Deferred Policy Acquisition Costs	204,253,919	183,258,224	11.46%
Assets Classified as Held for Sale	—	77,450,278	-100.00%
Goodwill	13,924,306	—	100.00%
Other Intangible Assets (net of accumulated amortization of $683,400 in 2005)	8,424,600	—	100.00%
Other Assets	20,478,836	15,237,024	34.40%

Total Assets	$2,381,873,899	$2,222,663,546	7.16%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$159,639,886	$154,107,730	3.59%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	600,994,074	555,733,736	8.14%
Policy Liabilities and Accruals - Life Insurance Other Products	197,140,294	180,410,535	9.27%
Unearned Premiums	220,456,047	185,856,467	18.62%
Dividends to Policyholders	11,662,085	11,262,132	3.55%
Premium Deposit and Retirement Deposit Funds	5,741,071	6,369,125	-9.86%
Deferred Income Taxes	29,118,958	43,070,818	-32.39%
Liabilities Associated with Assets Classified as Held for Sale	—	340,876	-100.00%
Other Liabilities	74,201,255	73,872,992	0.44%
Due to Affiliates	22,249,975	29,995,986	-25.82%
Commercial Paper	213,790,443	204,303,206	4.64%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	20,887,635	15,887,635	31.47%

Total Liabilities	1,625,881,723	1,531,211,238	6.18%

Commitments and Contingencies
Stockholders’ Equity :
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000 Issued: None
Common Stock, $1 par value Shares authorized: 110,000,000	83,783,024	83,783,024	0.00%
Issued: 83,783,024 Outstanding: 80,284,018 in 2005 and 79,833,467 in 2004
Capital in Excess of Par Value	21,171,462	10,961,782	93.14%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $22,105,684 in 2005 and $39,450,553 in 2004; unrealized (losses) on interest rate swap contract, net of tax of ($11,265) in 2005 and ($1,406,747) in 2004; unrealized gains (losses) on other long-term investments, net of tax of ($394,560) in 2005 and $16,565 in 2004)	21,699,859	38,060,371	-42.99%
Retained Earnings	667,535,056	599,609,509	11.33%
Treasury Stock, at cost (shares, 3,499,006 in 2005 and 3,949,557 in 2004)	(38,197,225)	(40,962,378)	-6.75%

Total Stockholders’ Equity	755,992,176	691,452,308	9.33%

Total Liabilities and Stockholders’ Equity	$2,381,873,899	$2,222,663,546	7.16%

Book Value per share	$9.42	$8.66

Book Value per share (excluding FAS 115)	$9.30	$8.37

Alfa Corporation

Investor Supplement

Fourth Quarter 2005

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Ratios		Three Months Ended December 31,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Automobile Premiums	$344,193	$302,589	13.7			$89,237	$76,230	17.1
Homeowner Premiums	196,457	171,130	14.8			50,255	44,766	12.3
Other Premiums	15,789	11,815	33.6			4,381	1,646	166.2

Total Premiums - Property and Casualty Insurance	556,439	485,534	14.6	100.0%	100.0%	143,873	122,642	17.3	100.0%	100.0%
Net Investment Income	40,200	34,746	15.7			10,729	11,646	(7.9)
Other Income	9,621	5,905	62.9			2,769	1,458	89.9

Total Revenues	606,260	526,185	15.2			157,371	135,746	15.9
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	322,884	288,543	11.9	58.0%	59.4%	85,066	75,266	13.0	59.1%	61.4%
Incurred Losses (Storm)	11,635	9,230	26.1	2.1%	1.9%	—	—	0.0	0.0%	0.0%
Loss Adjustment Expense	24,029	20,394	17.8	4.3%	4.2%	7,384	6,154	20.0	5.1%	5.0%

Total Benefits, Claims, Losses and Settlement Expenses	358,548	318,167	12.7	64.4%	65.5%	92,450	81,420	13.5	64.3%	66.4%
Amortization of Deferred Policy Acquisition Costs	100,652	82,431	22.1	18.1%	17.0%	25,644	19,171	33.8	17.8%	15.6%
Other Operating Expenses	41,367	34,779	18.9	7.4%	7.2%	15,099	12,412	21.6	10.5%	10.1%

Total Operating Expenses	142,019	117,210	21.2	25.5%	24.1%	40,743	31,583	29.0	28.3%	25.8%

Total Benefits, Losses and Expenses	500,567	435,377	15.0	90.0%	89.7%	133,193	113,003	17.9	92.6%	92.1%

Income Before Provision for Income Taxes	105,693	90,808	16.4			24,178	22,743	6.3
Provision For Income Taxes	25,497	22,110	15.3			5,210	5,167	0.8

Operating Income *	80,196	68,698	16.7			18,968	17,576	7.9
Realized Investment Gains (Losses), Net of Tax	120	(3,129)	103.8			424	(411)	203.2

Net Income	$80,316	$65,569	22.5			$19,392	$17,165	13.0

Operating Income Per Share - Diluted *	$0.99	$0.85	16.4			$0.24	$0.22	7.6
Net Income Per Share - Diluted	$1.00	$0.81	22.2			$0.24	$0.21	12.7

Operating Return on Equity*	18.5%	17.5%

Return on Equity*	18.6%	16.7%

Other Key Information
Earned Premium by Region
Alabama	$441,159	$419,152	5.3	79.3%	86.3%	$111,842	$107,127	4.4	77.7%	87.3%
Georgia	33,496	31,176	7.4	6.0%	6.4%	8,438	7,223	16.8	5.9%	5.9%
Mississippi	39,202	35,206	11.4	7.0%	7.3%	9,995	8,292	20.5	6.9%	6.8%
VA Mutual	21,795	—	100.0	3.9%	0.0%	5,477	—	100.0	3.8%	0.0%
Vision	20,787	—	100.0	3.7%	0.0%	8,121	—	100.0	5.6%	0.0%

Total Earned Premium	$556,439	$485,534	14.6	100.0%	100.0%	$143,873	$122,642	17.3	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$252,624	$245,873	2.7	57.3%	58.7%	$63,979	$64,734	(1.2)	57.2%	60.4%
Georgia	25,299	21,069	20.1	75.5%	67.6%	6,252	5,061	23.5	74.1%	70.1%
Mississippi	21,400	21,601	(0.9)	54.6%	61.4%	6,239	5,471	14.0	62.4%	66.0%
VA Mutual	10,804	—	100.0	49.6%	—	3,444	—	100.0	62.9%	—
Vision	12,757	—	100.0	61.4%	—	5,152	—	100.0	63.4%	—

Total Incurred Losses	$322,884	$288,543	11.9	58.0%	59.4%	$85,066	$75,266	13.0	59.1%	61.4%

Lapse Ratio: Preferred and Standard Classes *	3.50%	3.74%				3.64%	3.67%
Net Written Premium by LOB
Automobile	$366,419	$305,271	20.0			$89,005	$74,151	20.0
Homeowners	206,075	180,615	14.1			47,223	43,680	8.1
Other	15,886	12,278	29.4			3,304	1,210	173.1

Total Net Written Premium	$588,380	$498,164	18.1			$139,532	$119,041	17.2

Net Written Premium by Region
Alabama	$447,066	$429,858	4.0			$106,606	$104,019	2.5
Georgia	33,885	31,802	6.5			8,076	6,889	17.2
Mississippi	40,455	36,504	10.8			9,895	8,133	21.7
VA Mutual	32,615	—	100.0			5,567	—	100.0
Vision	34,359	—	100.0			9,388	—	100.0

Total Net Written Premium	$588,380	$498,164	18.1			$139,532	$119,041	17.2

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Ratios		Three Months Ended December 31,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$40,617	$36,642	10.8			$10,260	$9,753	5.2
Universal Life Policy Charges	20,803	19,863	4.7			5,324	5,014	6.2
Universal Life Policy Charges - COLI	3,812	3,473	9.8			775	650	19.2
Interest-sensitive Life Policy Charges	10,884	10,754	1.2			2,675	2,749	(2.7)
Group Life Insurance Premiums	517	492	5.1			—	—	0.0

Total Premiums and Policy Charges - Life Insurance	76,633	71,224	7.6	100.0%	100.0%	19,034	18,166	4.8	100.0%	100.0%
Net Investment Income	50,963	49,129	3.7			13,012	12,549	3.7
Other Income	—	—	0.0			—	—	0.0

Total Revenues	127,596	120,353	6.0			32,046	30,715	4.3
Benefits, Claims, Losses and Settlement Expenses	73,205	71,895	1.8	95.5%	100.9%	17,212	17,411	(1.1)	90.4%	95.8%
Dividends to Policyholders	4,009	3,874	3.5	5.2%	5.4%	1,064	1,019	4.4	5.6%	5.6%
Amortization of Deferred Policy Acquisition Costs	9,277	8,024	15.6	12.1%	11.3%	1,552	1,170	32.6	8.2%	6.4%
Other Operating Expenses	10,627	11,095	(4.2)	13.9%	15.6%	2,469	2,336	5.7	13.0%	12.9%

Total Benefits, Losses and Expenses	97,118	94,888	2.4	126.7%	133.2%	22,297	21,936	1.6	117.1%	120.8%

Income Before Provision for Income Taxes	30,478	25,465	19.7			9,749	8,779	11.0
Provision For Income Taxes	8,741	6,703	30.4			2,658	2,252	18.0

Operating Income	21,737	18,762	15.9			7,091	6,527	8.6
Realized Investment Gains, Net of Tax	3,836	7,873	(51.3)			734	1,624	(54.8)

Net Income	$25,573	$26,635	(4.0)			$7,825	$8,151	(4.0)

Operating Income Per Share - Diluted	$0.27	$0.23	15.5			$0.09	$0.08	8.3
Net Income Per Share - Diluted	$0.32	$0.33	(4.3)			$0.10	$0.10	(4.3)

Operating Return on Equity	7.2%	6.6%

Return on Equity	8.5%	9.4%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$7,288	$6,738	8.2			$1,460	$1,430	2.1
Universal Life	3,929	3,611	8.8			740	769	(3.8)
Interest-sensitive Life	2,352	2,964	(20.6)			521	427	22.0

Total Issued New Business Premium by LOB	$13,569	$13,313	1.9			$2,721	$2,626	3.6

Annualized New Business Premium by Region
Alabama	$11,648	$11,538	1.0			$2,281	$2,265	0.7
Georgia	1,003	969	3.5			241	184	31.0
Mississippi	918	806	13.9			199	177	12.4

Total Issued New Business Premium by Region	$13,569	$13,313	1.9			$2,721	$2,626	3.6

Actual vs. Expected Mortality Ratio *	96%	104%				103%	104%
Persistency Ratio *	91.2%	91.2%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Three Months Ended December 31,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$1,154	$540	113.7	$(125)	$(57)	(119.3)
Loan Income (net of expense)	4,350	4,258	2.2	1,141	1,097	4.0
Other Net Investment Income	2,521	2,976	(15.3)	750	(2,047)	136.6

Total Net Investment Income	8,025	7,774	3.2	1,766	(1,007)	275.4
Fee/Commission Income - Agency Operations	23,849	827	2,783.8	6,146	207	2,869.1
Other Income	1,428	1,481	(3.6)	411	178	130.9

Total Other Income	25,277	2,308	995.2	6,557	385	1,603.1

Total Revenues	33,302	10,082	230.3	8,323	(622)	1,438.1
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	2,766	—	100.0	566	—	100.0
Other Operating Expenses - Loan/Lease Operations	6,661	6,206	7.3	1,518	933	62.7
Other Operating Expenses - Agency Operations	21,121	750	2,716.1	5,656	207	2,632.4
Other Operating Expenses - Other Operations	662	1,089	(39.2)	59	488	(87.9)

Total Benefits, Losses and Expenses	31,210	8,045	287.9	7,799	1,628	379.1

Income Before Provision for Income Taxes	2,092	2,037	2.7	524	(2,250)	123.3
Provision For Income Taxes	2,132	(102)	2,190.2	1,676	(1,700)	198.6

Operating Income (Loss)	(40)	2,139	(101.9)	(1,152)	(550)	(109.5)
Realized Investment Gains (Losses), Net of Tax	(24)	(150)	84.0	(56)	2	(2,900.0)

Net Income (Loss)	$(64)	$1,989	(103.2)	$(1,208)	$(548)	(120.4)

Operating Income (Loss) Per Share - Diluted	$(0.00)	$0.03	(101.9)	$(0.01)	$(0.01)	(108.9)
Net Income (Loss) Per Share - Diluted	$(0.00)	$0.02	(103.2)	$(0.01)	$(0.01)	(119.8)

Operating Return on Equity	(0.1%)	3.9%

Return on Equity	(0.1%)	3.7%

Other Key Information
	12/31/05	12/31/04	% Change
Alfa Financial Corporation:
Loan Portfolio	$124,502	$110,905	12.3
Loan Portfolio Yield *	7.41%	6.89%
Loan Gross Charge-offs	$778	$780
Loan Net Charge-offs	$649	$688
Loan Delinquency Ratio *	1.44%	1.19%
MidCountry Financial Corporation:
Carrying Value (43% and 43% ownership at 12/31/05 and 12/31/04, respectively)	$53,330	$51,482	3.6
Equity in Net Earnings	$1,154	$540	113.7
Return on Carried Value *	2.2%	2.1%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED

(in thousands, except ratios and per share data)

	Twelve Months Ended December 31,			Three Months Ended December 31,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(1,387)	$(1,316)	(5.4)	$(218)	$(279)	21.9
Interest Expense	(2,869)	(972)	(195.2)	(867)	(436)	(98.9)

Total Net Investment Loss	(4,256)	(2,288)	(86.0)	(1,085)	(715)	(51.7)
Other Income	(12,048)	(89)	(13,437.1)	(3,683)	(19)	(19,284.2)

Total Revenues	(16,304)	(2,377)	(585.9)	(4,768)	(734)	(549.6)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(1,663)	—	(100.0)	(650)	—	(100.0)
Amortization of Deferred Policy Acquisition Costs	(1,206)	—	(100.0)	(471)	—	(100.0)
Other Operating Expenses	(6,983)	2,353	(396.8)	(2,033)	1,333	(252.5)

Total Benefits, Claims, Losses and Settlement Expenses	(9,852)	2,353	(518.7)	(3,154)	1,333	(336.6)

Loss Before Provision for Income Taxes	(6,452)	(4,730)	(36.4)	(1,614)	(2,067)	21.9
Provision For Income Taxes	340	7	4,757.1	588	7	8,300.0

Operating Loss	(6,792)	(4,737)	(43.4)	(2,202)	(2,074)	(6.2)
Realized Investment Gains, Net of Tax	—	(13)	100.0	—	(13)	100.0

Net Loss	$(6,792)	$(4,750)	(43.0)	$(2,202)	$(2,087)	(5.5)

Operating Loss Per Share - Diluted	$(0.08)	$(0.06)	(43.0)	$(0.03)	$(0.03)	(5.5)
Net Loss Per Share - Diluted	$(0.08)	$(0.06)	(42.6)	$(0.03)	$(0.03)	(4.8)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Twelve Months Ended December 31,			Yields			Three Months Ended December 31,			Yields
		2005	2004	% Change	2005	2004		2005	2004	% Change	2005	2004
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
Net Investment Income and Pre-tax Yield:
Fixed Income Securities		$76,750	$73,690	4.2	5.7%	6.1	% [1]	$19,173	$18,666	2.7	5.7%	6.2	% [1]
Equity Securities		2,912	2,931	(0.6)	2.8%	2.5%		736	1,020	(27.8)	2.8%	3.5%
Collateral Loans		9,008	7,588	18.7				2,515	2,005	25.4
Commercial Leases		6,220	11,722	(46.9)				1,414	2,981	(52.6)
Other Investment Income		19,775	13,631	45.1				5,560	6,017	(7.6)
Interest Expense		(11,531)	(6,691)	(72.3)				(3,375)	(2,043)	(65.2)
Investment Expenses		(8,202)	(13,510)	39.3				(1,601)	(6,173)	74.1

Total Net Investment Income		$94,932	$89,361	6.2				$24,422	$22,473	8.7

Investment Portfolio Composition:		12/31/05	12/31/04
Fixed Income Securities, by Rating: [2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,288,015	$1,251,059	3.0
2	Baa	105,351	97,725	7.8
3	Ba	21,959	5,542	296.2
4	B	4,471	—	100.0
5	Caa	—	296	(100.0)
6	In or near default	—	—	0.0

Total Fixed Income Securities		1,419,796	1,354,622	4.8
Equity Securities		107,020	99,701	7.3
Collateral Loans		124,667	110,793	12.5
Commercial Leases (Inc. Held for Sale Assets)		2,515	82,237	(96.9)
Other Invested Assets		347,382	284,265	22.2

Total Investment Portfolio		$2,001,380	$1,931,618	3.6

[1]	Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

December 31, 2005 (Unaudited)

Additional Information

	01:1Q	01:2Q	01:3Q	01:4Q	2001
Pretax P&C Net Investment Income	6,927,259	7,330,600	9,215,930	7,804,506	31,278,295
Pretax P&C Operating Income	11,832,832	17,381,869	16,226,126	16,910,149	62,350,976
P&C Statutory Invested Assets	529,832,002	542,658,849	551,514,402	557,002,373
P&C Statutory Surplus	247,200,509	256,612,057	262,006,890	269,364,456
P&C Loss & LAE Reserves	142,315,663	141,025,272	140,563,769	138,238,360
Pretax Life Net Investment Income	11,269,815	11,636,260	11,563,799	12,153,399	46,623,273
Pretax Life Operating Income	7,525,273	7,091,057	6,296,551	6,664,855	27,577,736
Life Statutory Invested Assets	684,373,729	694,337,995	696,793,901	708,305,716
Life Statutory Surplus	138,802,337	144,379,715	147,822,321	146,319,826

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225
Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753
Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684
Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560
Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.